                                                                   EXHIBIT 10.16

The CIT Group/Business Credit, Inc.
1200 Ashwood Parkway
Suite 150
Atlanta, GA 30338
770 522-7672

March 10, 2000

MOORE-HANDLEY, INC.
3140 Pelham Parkway
Pelham, AL 35124

Gentlemen:

Reference is made to the Financing Agreement between us dated August 7, 1997, as supplemented and amended (the "Financing Agreement"). Capitalized terms used and not otherwise defined herein shall have the same meanings given them in the Financing Agreement.

You have requested that we (i) increase the Line of Credit to $24,000,000.00,
(ii) establish a sub-line within the Line of Credit for advances against Eligible Inventory (as further set forth in the Inventory Security Agreement of even date herewith) and (iii) extend the term of the Financing Agreement to August 7, 2002, and we have agreed to such amendment subject to, and in accordance with the terms, provisions and conditions hereof:

Effective immediately, pursuant to mutual agreement, the Financing Agreement shall be, and hereby is, amended as follows:

1. The definitions of "early Termination Date" and "Early Termination Fee" (as set forth in Section 1 of the Financing Agreement) shall be, and each hereby is amended by changing the references therein to "third Anniversary Date" to fifth Anniversary Date";

2. The definition of "Line of Credit" (as set forth in Section 1 of the Financing Agreement" shall be, and hereby is amended by increasing the $20,000,000.00 amount as set forth therein to $24,000,000.00; and

3. Section 11 of the Financing Agreement shall be, and hereby is amended by changing all references "third Anniversary Date" in the first and fourth sentences thereof to read "fifth Anniversary Date".

In addition, we will make advances against Eligible Inventory to you within the Line of Credit subject to and in accordance with the terms, provisions, conditions and limitations set forth in the Inventory Security Agreement.

This Amendment shall be effective as of the date hereof upon the satisfaction of the following conditions precedent:

1. receipt by CITBC of (i) a manually signed original copy of this Amendment, Inventory Security Agreement and all other related documents thereto duly executed and delivered by all parties hereto, and (ii) the execution and delivery to CITBC of any other documentation reasonably requested by CITBC (all of which shall be acceptable to CITBC in its discretion);

2. The absence of (x) any Default and/or Event of Default and (y) any material adverse change in the financial condition, business, prospects, profitability, assets or operations of the Company;

3. CITBC's receipt of a secretary's certificate certifying Board of Directors Resolutions authorizing the execution, delivery and performance by the Company of this agreement and all documents and transactions contemplated hereby; and


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4.       Payment by the Company of (i) any Out-of-Pocket Expenses incurred by
         CITBC with respect to the preparation, execution, filing of any financing statements and delivery of this Amendment, and (ii) in consideration of the preparation by CITBC's in house legal department of this Amendment, a Documentation Fee equal to $1,000.00. All such amounts may, at CITBC's option, be charged to Revolving Loan Account under the Financing Agreement.

Except as set forth above no other changes in the terms and provisions of the Financing Agreement are intended or implied. If the foregoing is in accordance with your understanding of our agreement kindly so indicate by signing and returning to us the enclosed copy of the letter.

Very truly yours,

THE CIT GROUP/BUSINESS CREDIT, INC.



By:
   ---------------------------------
Name:
Title

Read and Agreed to:

MOORE-HANDLEY, INC.



By:
   ---------------------------------
Name:
Title

The CIT Group/Business Credit, Inc.
1200 Ashwood Parkway
Suite 150
Atlanta, GA 30338
770 522-7672

March 10, 2000

MOORE-HANDLEY, INC.
3140 Pelham Parkway
Pelham, AL 35124

INVENTORY SECURITY AGREEMENT

Ladies and Gentlemen:

This agreement is being executed by you to induce us to make loans or advances to you and to induce us to enter into or continue a financing arrangement with you, and is executed in consideration of our doing or having done any of the foregoing. Capitalized terms used herein and defined in the Financing Agreement between as dated August 7, 1997, as amended (the "Financing Agreement") shall set forth therein unless otherwise specifically defined herein.

         1.       ADVANCES

1.1 Within the Line of Credit and so long as no Default or Even of Default has occurred under the Financing Agreement, we will make advances to you from time to time of up to fifty percent (50%) of the value of your Eligible Inventory (as hereinafter defined) calculated on the basis of the lower of cost or market, with cost calculated on a first in - first out basis, provided that in no event shall advances against Eligible Inventory exceed $6,000,000.00 in the aggregate at any one time outstanding. Eligible Inventory shall mean the gross amount of your Inventory (as hereinafter defined) that is subject to a valid, exclusive, first priority and fully perfected security interest in our favor and which Inventory at all times continues to be acceptable to us in our reasonable business judgement and less any (a) work-in-process,
         (b) supplies, other than raw material, (c) Inventory not present in the United States of America, (d) Inventory returned or rejected by your customers other than goods that are undamaged and resalable in the normal course of business, (e) Inventory to be returned to your suppliers, (f) Inventory in transit to third parties (other than you agents or warehouses), (g) Inventory in possession of a warehouseman, bailee or other third party, unless such warehouseman, bailee or third party has executed a notice of security interest agreement (in form and substance satisfactory to us) and we have taken all other action required by us in our reasonable discretion, including for special order goods, discontinued, slow-moving and obsolete Inventory, market value declines, bill and hold (deferred shipment), consignment sales and shrinkage.

1.2 Such loan and advances made or to be made by us to you, and the period of time during which they are to remain outstanding shall at all times by subject to the terms, provisions and conditions of the Financing Agreement, and shall constitute Revolving Loans and Obligations thereunder. The valuation and acceptability of the Eligible Inventory is to be determined exclusively by us.

1.3 Nothing contained herein shall be construed as limiting or modifying, in any way, any of our rights under the Financing Agreement including but not limited to our right to hold any reserve we deem necessary as security for payment and performance of your Obligations.

         2.       GRANT OF SECURITY INTEREST

2.1 As security for the prompt payment in full of all indebtedness, liabilities and/or obligations due by you from time to time to us, hereunder and under the Financing Agreement (herein the

         "Obligations"), you hereby pledge and grant to us a continuing general lien upon, and security interest in (herein "Security Interest"), the following described "Inventory":

         All present and hereafter acquired merchandise, inventory and goods, and all additions, substitutions and replacements thereof, wherever located, together with all goods and materials used or usable in manufacturing, processing, packaging or shipping same; in all stages of production - from raw materials through work-in-process to finished goods - and all proceeds of whatever sort.

2.2      The Security Interest in the Inventory shall extend and attach to:

(a) All Inventory which is presently in existence and which is owned by you or in which you have any ownership interest, and all Inventory which you may purchase or in which you may acquire any ownership interest at any time and from time to time in the future, whether such Inventory is in transit or in your or our constructive, actual or exclusive possession, or is held by others for your account;

(b) All Inventory wherever located, including, without limitation, all Inventory which may be located on your premises or upon the premises of any carriers, forwarding agents, truckers, warehousemen, vendors, selling agents, finishers, converters, processors, or other third persons who may have possession of the Inventory; and

(c) All Inventory and any portion thereof which may be returned, rejected, reclaimed or repossessed by either of us from your customers, as well as to all supplies, goods, incidentals, packaging materials, and any other items which contribute to the finished goods or products manufactured or processed by you, or to the sale, promotion or shipment thereof.

         3.       OBLIGATIONS SECURED

         The Security Interest granted hereunder and any lien or security interest that we now or hereafter have in any of your other assets, collateral or property, secure the payment and performance of all of your now existing and future Obligations to us, whether absolute or contingent, whether arising under the Financing Agreement, this agreement or any other agreement or arrangement between us, by operation of law or otherwise, including indebtedness arising under any guaranty, credit enhancement or other credit support granted by us in your favor, including any accommodation extended with respect to applications for letters of credit, our acceptance of drafts or our endorsement of notes or other instruments for your account and benefit. Obligations shall also include, without limitation, all interest, commissions, financing and service charges, and expenses and fees chargeable to and due from you under this agreement, the Financing Agreement or any other agreement or arrangement which may be now or hereafter entered into between us.

         4.       REPRESENTATIONS, WARRANTIES AND COVENANTS

4.1.1 You agree to safeguard, protect and hold all Inventory for our account and make no disposition thereof except in the regular course of your business as herein provided. You represent and warrant that Inventory will be sold and shipped by you to your customers only in the ordinary course of your business and then only on open account and on terms not exceeding the terms currently being extended by you to your customers, provided that all proceeds of all sales (including cash, accounts receivable, checks, notes, instruments for the payment of money and similar proceeds) are forthwith transferred, assigned, endorsed, and turned over and delivered to us. Invoices covering sales of Inventory are to be assigned to us in accordance with the provisions of the Agreement, and the proceeds thereof (if collected by you) are to be turned over to us in accordance with the provisions of the Agreement. Consignment sales or sales in which a lien upon or security interest in the Inventory is retained by you shall only be made by you with our written approval, and all proceeds of such sales shall not be commingled with your other property, but shall be segregated, held by you in trust for us as our exclusive property, and shall be delivered immediately by you to us in the identical form received by you. Upon the sale, exchange, or other disposition of the Inventory, as herein provided, the Security Interest provided for herein shall, without break in continuity and without further formality or act, continue in, and attach to, all proceeds, including any instruments for the payment of money, accounts receivable, contract rights, documents of title, shipping documents, chattel paper and all other cash and non-cash proceeds of such sale, exchange or disposition. As to any such sale, exchange or other disposition, we shall have all of the rights of an unpaid seller, including stopping in transit, replevin, rescission and reclamation.


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4.2      You hereby warrant and represent that you are solvent; that this
         Security Interest constitutes and shall at all times constitute a first and only lien on the Inventory; that you are, or will be at the time additional Inventory is acquired by you, the absolute owner of the Inventory with full right to pledge, sell, consign, transfer and create a Security Interest therein, free and clear of any and all claims or liens in favor of others; that you will at your expense forever warrant and, at our request, defend the same from any and all claims and demands of any other person; and that you will not grant, create or permit to exist, any lien upon or security interest in the Inventory, or any proceeds, in favor of any other person.

4.3 You agree to comply with the requirements of all state and federal laws in order to grant to us a valid and perfected first Security Interest in the Inventory. We are hereby authorized by you to file any financing statements or amendments covering the Inventory whether or not your signature appears thereon. To the extent permitted by applicable law, you authorize us to sign your name, or to file financing statements or amendments without your signature, all in order to create, perfect or maintain our security interest n the Inventory. You agree to do whatever we may request, from time to time, by way of; leasing warehouses; filing notices of lien, financing statements, amendments, renewals and continuations thereof; cooperating with our agents and employees; keeping Inventory records; obtaining waivers from landlords and mortgagees; and performing such further acts as we may require in order to effect the purposes of this agreement.

4.4 You agree to maintain insurance on the Inventory under such policies of insurance, with such insurance companies, in such amounts and covering such risks as are at all times satisfactory to us. All policies covering the Inventory are to be made payable to us, in case of loss, under a standard non-contributory "mortgagee", "lender" or "secured party" clause and are to contain such other provisions as we may require to fully protect our interest in the Inventory and to any payments to be made under such policies. All original policies or true copies thereof are to be delivered to us, premium prepaid, with the loss payable endorsement in our favor, and shall provide for not less than thirty (30) days prior written notice to us of the exercise of any right of cancellation. At your request, or if you fail to maintain such insurance, we shall arrange for such insurance, but at your expense and without any responsibility on our part for: obtaining the insurance, the solvency of the insurance companies, the adequacy of the coverage, or the collection of claims. The insurance we purchase may not pay any claims made by you or against you in connection with your Inventory. You are responsible for the costs of this insurance, including interest and any other charges we may impose in connection with the purchase of this insurance. The costs of this insurance may be more than insurance you can buy on your own. You may still obtain insurance of your own choosing, subject to the terms and conditions of this paragraph 4.4, on the Inventory. If you provide us with proof that you have obtained adequate insurance on your Inventory, we will cancel the insurance that we purchased and refund or credit any unearned premiums to you. In the event that we purchase such insurance, we will notify you of said purchase within thirty (30) days after the date of such purchase. If, within thirty (30) days after the date notice was sent to you, you provide us with proof that you had adequate insurance on your Inventory as of the date we also purchased insurance and that you continue to have the insurance that you purchased yourself, we will cancel the insurance that we purchased without charging you any costs, interest, or other charges in connection with the insurance that we purchased. Unless we shall otherwise agree with you in writing, we shall have the sole right, in our name or yours, to file claims under any insurance policies, to receive receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies.

4.5 You agree to pay, when due, all taxes assessments, claims and other charges (herein "taxes") lawfully levied or assessed upon the Inventory unless such taxes are being diligently contested in good faith by you by appropriate proceedings and adequate reserves are established in accordance with GAAP. Notwithstanding the foregoing, if such taxes remain unpaid after the date fixed for the payment thereof, and a lien therefore shall be claimed which in our opinion might create a valid obligation having priority over the rights granted to us herein, we may then, without notice to you, on your behalf, pay such taxes, and the amount thereof shall be an Obligation secured hereby and due to us on demand.

4.6 Any and all fees, costs and expenses, of whatever kind and nature, (including any taxes, attorneys' fees or costs for insurance of any kind), which we may incur in filing public notices; in preparing or filing documents, making title examinations; in protecting, maintaining, or preserving the Inventory; in enforcing or foreclosing the Security Interest hereunder, whether through judicial procedures or otherwise; or in defending or prosecuting any actions or


                                      B-41
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         proceedings arising our of or related to our transactions with you under this arrangement, shall be borne and paid by you. If same are not promptly paid by you, we may pay same on your behalf, and the amount thereof shall be an Obligation secured hereby and due to us on demand.

4.7 You agree to comply with all acts, rules, regulations, and orders of any legislative, administrative or judicial body or official, applicable to the Inventory or any part thereof, or to the operation of your business; provided that you may contest any acts, rules, regulations, orders and directions of such bodies or officials in any reasonable manner which will not, in our opinion, adversely affect our rights or priority in the Collateral hereunder.

         5.       BOOKS AND RECORDS AND EXAMINATIONS

5.1 You agree to maintain Books and Records pertaining to the Inventory in such detail, form and scope as we shall reasonably require. "Books and Records" means your accounting and financial records (whether paper, computer or electronic), data, tapes, discs, or other media, and all programs, files, records and procedure manuals relating thereto, wherever located.

5.2 You agree that we or our agents may enter upon your premises at any time during normal business hours, and from time to time, for the purpose of inspecting the Inventory and any and all Books and Records pertaining thereto. You agree to notify us promptly of any change in your name, mailing address, principal place of business or the location of the Inventory. You are also to advise us promptly, in sufficient detail, of any substantial change relating to the type, quantity or quality of the Inventory, or any event which would have a material effect on the value of the Inventory or on the Security Interest granted to us herein.

5.3 You agree to: execute and deliver to us, from time to time, solely for our convenience in maintaining a record of the Inventory, such consignments or written statements as we may reasonably require, designating, identifying or describing the Inventory pledged to us hereunder. Your failure, however, to promptly give us such consignments, or other statements shall not affect, diminish, modify or otherwise limit our Security Interest in the Inventory.

         6.       EVENTS OF DEFAULT AND REMEDIES UPON DEFAULT

6.1 It is an "Event of Default" under this agreement if: (a) you breach any representation, warranty or covenant contained in this agreement; (b) you fail to pay any Obligation when due; or (c) an Event of Default (as defined therein) occurs under the Financing Agreement.

6.2 After the occurrence of an Event of Default which is not waived by us, we shall have the right, with or without notice to you, to foreclose the Security Interest created herein by nay available judicial procedure, or to take possession of the Inventory without judicial process, and to enter any premises where the Inventory may be located for the purpose of taking possession of or removing the Inventory. We shall have the right, without notice or advertisement, to sell, lease, or otherwise dispose of all or any part of the Inventory, whether in its then condition or after further preparation or processing, in your name or in ours, or in the name of such party as we may designate, either at public or private sale or at any broker's board, in lots or in bulk, for cash or for credit, with or without warranties or representations, and upon such other terms and conditions as we in our sole discretion may deem advisable, and we shall have the right to purchase at any such sale. If notice of intended disposition of any said Inventory is required by law, five (5) days notice shall constitute reasonable notification. If any Inventory shall require maintenance, preparation, or is in process or other unfinished state, we shall have the right, at our option, to do such maintenance, preparation, processing or completion of manufacturing, for the purpose of putting the Inventory in such saleable form as we shall deem appropriate. You agree, at our request, to assemble the Inventory and to make it available to us at places which we shall select, whether at your premises or elsewhere, and to make available to us you premises and facilities for the purpose of our taking possession of, removing or putting the Inventory in saleable form. The proceeds of any such sale, lease or other disposition of the Inventory shall be applied first, to the expenses of taking, holding, storing, processing, preparing for sale, selling, and the like, and then to the satisfaction of your Obligations to us, application as to particular Obligations or as to principal or interest to be in our sole discretion. You shall be liable to us for, and shall pay to us on demand, any deficiency which may remain after such sale, lease or other disposition, and we in turn agree to remit to you, or your successors or assigns, any surplus resulting therefrom. The enumeration of the


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         foregoing rights is not intended to be exhaustive and the exercise of any right shall not preclude the exercise of any other rights, all of which shall be cumulative.

6.3 To the extent that your Obligations are now or hereafter secured by any assets or property other than the Inventory, or by the guarantee, endorsement, assets or property of any other person, then we shall have the right in our sole discretion to determine which rights, security, liens, security interests or remedies we shall at any time pursue, foreclose upon, relinquish, subordinate, modify or take any other action with respect to, without in any way modifying or affecting any of them, or of any of our rights hereunder.

         7.       TERMINATION

         The rights and Security Interest granted to us hereunder are to continue in full force and effect, notwithstanding the fact that the account maintained in your name on our books may from time to time be temporarily in a credit position, until termination of the Financing Agreement and the final payment in full of all Obligations due us by you.

         8.       MISCELLANEOUS PROVISIONS

8.1 This agreement and all attendant documentation, as the same may be amended from time to time, constitutes the entire agreement between us with regard to the subject matter hereof and supersedes any prior agreements or understandings. This agreement can be changed only by a writing signed by both of us and our failure or delay in exercising any of our rights hereunder will not constitute a waiver thereof, unless such waiver is in writing and signed by us, or bar us from exercising any of our rights at any time. No course of dealing between us shall change or modify this agreement. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. The validity, interpretation and enforcement of this agreement shall be governed by the laws of the State of Georgia.

8.2 This agreement binds and benefits each of us and our respective successors and assigns, provided, however, that you may not assign this agreement or your rights hereunder without our prior written consent.

8.3 If any provision of this agreement is contrary to, prohibited by, or deemed invalid under, applicable laws or regulations, such provision will be inapplicable and deemed omitted to such extent, but the remainder will not be invalidated thereby and will be given effect so far as possible.

                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)


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         9.       JURY TRIAL WAIVER

         TO THE EXTENT PERMITTED BY APPLICABLE LAW, WE EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT, OR ANY OTHER AGREEMENT OR TRANSACTION BETWEEN US OR TO WHICH WE ARE PARTIES.

If the foregoing is in accordance with your understanding, please so indicate by signing and returning to us the original and one copy of this agreement. The agreement shall take effect as of the date set forth above, after being accepted below by one of our officers after which we shall forward a fully executed copy to you for your files.

Very truly yours,

THE CIT GROUP/BUSINESS CREDIT, INC.



By:
   ---------------------------------
Name:
Title

Read and Agreed to:

MOORE-HANDLEY, INC.



By:
   ---------------------------------
Name:
Title

Accepted at Atlanta, Georgia

THE CIT GROUP/COMMERCIAL SERVICES, INC.



By:
   ---------------------------------
Name:
Title


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